EXHIBIT 10.1

Eighth Amendment
to the
Credit Agreement

dated as of April 30, 2018
among
Energen Corporation,
as Borrower,
Wells Fargo Bank, National Association,
as Administrative Agent,
The Guarantor Signatory Hereto,
and
The Lenders Signatory Hereto

Eighth Amendment to Credit Agreement

This Eighth Amendment to the Credit Agreement (this “Eighth Amendment”), dated as of April 30, 2018 (the “Eighth Amendment Effective Date”), is among Energen Corporation, a corporation formed under the laws of the State of Alabama (“Borrower”); the undersigned guarantor (the “Guarantor”, and together with Borrower, the “Credit Parties”); each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).
Recitals
A.    Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 2, 2014 (as heretofore amended, modified, supplemented or restated, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.
B.    The parties hereto desire to enter into this Eighth Amendment to amend the Credit Agreement as set forth herein.
C.    Borrower has requested that IBERIABANK (the “Additional Lender”) becomes a Lender under the Credit Agreement with a Commitment in the amount shown on Annex I to the Credit Agreement (as amended hereby).
D.    The Lenders party hereto also desire to complete the April 1, 2018 Scheduled Redetermination as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eighth Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this Eighth Amendment refer to the Credit Agreement.

Section 2.Amendments to the Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement is hereby amended, effective as of the Eighth Amendment Effective Date, as follows:

2.1Amendments to Section 1.02.

(a)Each of the following definitions set forth in Section 1.02 is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means April 30, 2023.

(b)Each of the following definitions is added to Section 1.02 in the appropriate alphabetical order:

“Eighth Amendment Effective Date” shall mean April 30, 2018.
2.2Amendment to Section 2.07(e). Section 2.07(e) is hereby amended by replacing the reference to “April 1, 2018” appearing in clause (y) of the third sentence of Section 2.07(e) with “October 1, 2018”.

2.3Amendments to Section 3.03. Section 3.03 is hereby amended and restated in its entirety to read as follows:

Section 3.03    Alternate Rate of Interest.
(a)    If prior to the commencement of any Interest Period for a Eurodollar Borrowing:
(i)    the Administrative Agent or the Required Lenders determine (which determination shall be conclusive absent manifest error) that, because of changes arising on or after the Effective Date affecting the interbank LIBOR market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period; or
(ii)    the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, email or fax as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made either as an ABR Borrowing or at an alternate rate of interest determined by the Required Lenders in good faith as their cost of funds.
(b)    Notwithstanding anything to the contrary set forth in the foregoing clause (a), if at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor or the administrator of the LIBO Rate or the LIBOR Market Index Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate or the LIBOR Market

Index Rate shall no longer be used for determining interest rates for loans in the syndicated loan market in the United States, then the Administrative Agent and the Borrower shall endeavor in good faith to establish an alternate rate of interest to the LIBO Rate and the LIBOR Market Index Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 12.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 3.03(b), only to the extent the LIBO Rate for such Interest Period or the LIBOR Market Index Rate for any Swingline Loan is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Borrowing or a Swingline Loan, such Borrowing or Swingline Loan shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
Section 3.Borrowing Base Redetermination. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, Administrative Agent and the Lenders hereby agree that for the period from and including the Eighth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be increased to $2,150,000,000 (the “April 2018 Redetermination”). Administrative Agent, the Lenders and Borrower agree that the foregoing constitutes the April 1, 2018 Scheduled Redetermination and that this Eighth Amendment shall constitute the New Borrowing Base Notice with respect to such Scheduled Redetermination. Notwithstanding the foregoing, the Borrowing Base may be subject to further redeterminations and adjustments from time to time pursuant to Section 2.07 or Section 8.12(c).

Section 4.Increase of Aggregate Commitment. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof:

4.1Each undersigned Increase Lender (each, an “Increasing Lender”) has agreed (i) to increase its Commitment under the Credit Agreement effective as of the Eighth Amendment Effective Date to the amount set forth opposite such Increasing Lender’s name on Annex I attached hereto under the caption “Commitment” and (ii) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents pursuant to Section 2.10(a)(viii) of the Credit Agreement.

4.2The undersigned Additional Lender has agreed (i) to provide its Commitment under the Credit Agreement effective as of the Eighth Amendment Effective Date to the amount set forth opposite such Additional Lender’s name on Annex I attached hereto under the caption “Commitment” and (ii) that it shall, as of the Eighth Amendment Effective Date, be deemed a party in all respects to the Credit Agreement and the other Loan Documents pursuant to Section 2.10(a)(viii) of the Credit Agreement.

4.3The parties hereto hereby agree that this Eighth Amendment shall be deemed to constitute a Commitment Increase Certificate for purposes of Section 2.10(a)(v) of the Credit Agreement and an Additional Lender Certificate for purpose of Section 2.10(a)(vi) of the Credit Agreement.

4.4On the Eighth Amendment Effective Date, Annex I to the Credit Agreement will be replaced in its entirety with Annex I attached hereto pursuant to Section 2.10(a)(viii)(B).

4.5The parties hereto hereby agree the outstanding Revolving Loans, Swingline Loans and LC Exposure will be reallocated by the Administrative Agent on the Eighth Amendment Effective Date among the Lenders (including the Additional Lender and the Exiting Lenders (as defined below)), in accordance with their revised Applicable Percentages (or in the case of each Exiting Lender, adjusted to equal $0.00), and the Lenders (including the Additional Lender, but excluding the Exiting Lenders) shall make all payments and adjustments necessary to effect such reallocation.

4.6Each Lender (including, for the avoidance of doubt, each undersigned Lender that is not increasing its Commitment pursuant to Section 4.1 above and each Exiting Lender) hereby agrees that the Borrower shall not be required to make any break-funding payments which may otherwise be required under Section 5.02 of the Credit Agreement solely resulting from the increase in the Commitments effected pursuant to this Eighth Amendment; provided, that the Lenders’ waiver of such break-funding payments set forth in this Section 4.6 is a limited, one-time waiver, and nothing contained herein shall obligate the Administrative Agent or any Lender to grant any additional or future waiver with respect to, or in connection with, any provision of the Credit Agreement or any other Loan Document.

Section 5.Additional Lender. The Additional Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if the Additional Lender were an original signatory thereto. The Additional Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The Additional Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Eighth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Eighth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Eighth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6.Conditions Precedent. The effectiveness of this Eighth Amendment is subject to the following:

6.1.Administrative Agent shall have received executed counterparts of this Eighth Amendment from the Credit Parties and all Lenders (including the Additional Lender and all Exiting Lenders).

6.2.Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor setting forth (i) resolutions of its board of directors (or comparable governing body) with respect to the authorization of the Borrower or such Guarantor to execute and deliver this Eighth Amendment and to enter into the transactions contemplated hereby (including, but not limited to, the extension of the Maturity Date), (ii) the officers of the Borrower or such Guarantor (y) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the articles or certificate of incorporation and bylaws (or comparable organizational documents for any Credit Parties that are not corporations) of the Borrower and such Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

6.3.Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

6.4.To the extent requested by the Additional Lender joining into the Credit Agreement pursuant to this Eighth Amendment, the Administrative Agent shall have received a duly executed Note payable to such Additional Lender, dated as of Eighth Amendment Effective Date.

6.5.Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of all documents and instruments, including Uniform Commercial Code or other applicable personal property and financing statements and deeds of trust or amendments and supplements to existing deeds of trust securing the Credit Agreement, reasonably requested by the Administrative Agent to be filed, registered or recorded to create or continue, as applicable, the Liens granted by the Borrower and each Guarantor on Properties pursuant to the Security Instruments. In connection with the execution and delivery of such documents and instruments, the Administrative Agent shall be reasonably satisfied that the Security Instruments will, when such documents or instruments are properly recorded (or when applicable financing statements related thereto are properly filed or such other actions needed to perfect are taken) continue to perfect the first priority, perfected Liens (subject only to Excepted Liens and other Liens permitted by Section 9.03 of the Credit Agreement) on (A) at least 80% of the PV-9 of the Oil and Gas Properties evaluated in the most recent Reserve Report delivered pursuant to Section 8.11 of the Credit Agreement and (B) all other Property purported to be pledged as collateral pursuant to the Security Instruments.

6.6.Administrative Agent shall have received an opinion of (i) Bradley Arant Boult Cummings LLP in form and substance reasonably acceptable to the Administrative Agent and its counsel, and (ii) Locke Lord LLP in form and substance reasonably acceptable to the Administrative Agent and its counsel.

6.7.Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent or any Lenders in connection with this Eighth Amendment.

6.8.Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Administrative Agent shall notify Borrower and the Lenders of the effectiveness of this Eighth Amendment, and such notice shall be conclusive and binding.

Section 7.Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, the representations and warranties of Borrower and Guarantor set forth in each Loan Document are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such specified earlier date and (b) that as of the date hereof, no Default or Event of Default has occurred and is continuing or would result from this Eighth Amendment.

Section 8.Miscellaneous.

8.1Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Eighth Amendment) shall remain in full force and effect in accordance with its respective terms following the effectiveness of this Eighth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby. The execution, delivery and effectiveness of this Eighth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Eighth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party (in each case, as amended hereby), and (d) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Eighth Amendment.

8.3Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

8.4No Oral Agreement. This written Eighth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

8.5Governing Law. This Eighth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

8.6Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.7Loan Document. This Eighth Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents.

8.8Exiting Lender Consents. By its execution of this Eighth Amendment, Barclays Bank PLC and Morgan Stanley Bank, N.A. (each, an “Exiting Lender”, and collectively, the “Exiting Lenders”) each hereby (a) consents to this Eighth Amendment in its capacity as a Lender under the Credit Agreement solely for purposes of Section 12.02 of the Credit Agreement, and (b) acknowledges and agrees to Sections 4.4, 4.5 and 4.6 of this Eighth Amendment. Each of the parties hereto hereby agrees and confirms that after giving effect to Sections 4.4, 4.5 and 4.6 of this Eighth Amendment, each Exiting Lender’s Commitment shall be $0.00, each Exiting Lender’s Commitments to lend and all other obligations of each Exiting Lender under the Credit Agreement shall be terminated, and each Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed effective as of the date first written above.

BORROWER:	ENERGEN CORPORATION
By: /S/ CHARLES W. PORTER, JR.
Name: Charles W. Porter, Jr.
Title: Vice President, Chief Financial Officer and
Treasurer

GUARANTOR:	ENERGEN RESOURCES CORPORATION
By: /S/ CHARLES W. PORTER, JR.
Name: Charles W. Porter, Jr.
Title: Vice President, Chief Financial Officer and
Treasurer

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and Increasing Lender

By:    /S/ COURTNEY KUBESCH
Name:    Courtney Kubesch
Title:    Director

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

BANK OF AMERICA, N.A.,
as Increasing Lender

By:    /S/ PACE DOHERTY
Name:    Pace Doherty
Title:    Vice President

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

COMPASS BANK,
as Increasing Lender

By:    /S/ GABRIELA AZCARATE
Name:    Gabriela Azcarate
Title:    Vice President

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

JPMORGAN CHASE BANK, N.A.,
as Increasing Lender

By:    /S/ JO LINDA PAPADAKIS
Name:    Jo Linda Papadakis
Title:    Authorized Officer

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

REGIONS BANK,
as Increasing Lender

By:    /S/ WILLIAM A. PHILIPP
Name:    William A. Philipp
Title:    Managing Director

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

INCREASE LENDERS:	ABN AMRO CAPITAL USA, LLC,
as Lender

By:    /S/ DARRELL HOLLEY
Name:    Darrell Holley
Title:    Managing Director

By:    /S/ KELLY HALL
Name:    Kelly Hall
Title:    Director

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as Increasing Lender

By:    /S/ TRUDY NELSON
Name:    Trudy Nelson
Title:    Authorized Signatory

By:    /S/ DONOVAN BROUSSARD
Name:    Donovan Broussard
Title:    Authorized Signatory

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

MIZUHO BANK, LTD.,
as Increasing Lender

By:    /S/ DONNA DEMAGISTRIS
Name:    Donna DeMagistris
Title:    Authorized Signatory

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

PNC BANK, NATIONAL ASSOCIATION,
as Increasing Lender

By:    /S/ JONATHAN LUCHANSKY
Name:    Jonathan Luchansky
Title:    Director

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

SUMITOMO MITSUI BANKING CORPORATION,
as Increasing Lender

By:    /S/ JAMES D. WEINSTEIN
Name:    James D. Weinstein
Title:    Managing Director

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

U.S. BANK NATIONAL ASSOCIATION,
as Increasing Lender

By:    /S/ NICHOLAS T. HANFORD
Name:    Nicholas T. Hanford
Title:    Vice President

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

BRANCH BANKING AND TRUST COMPANY,
as Increasing Lender

By:    /S/ KELLY GRAHAM
Name:    Kelly Graham
Title:    Vice President

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

BMO HARRIS BANK N. A.,
as Increasing Lender

By:    /S/ MELISSA GUZMANN
Name:    Melissa Guzmann
Title:    Director

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

DNB CAPITAL LLC,
as Increasing Lender

By:    /S/ BYRON COOLEY
Name:    Byron Cooley
Title:    Senior Vice President

By:    /S/ JAMES GRUBB
Name:    James Grubb
Title:    Vice President

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

ROYAL BANK OF CANADA,
as Increasing Lender

By:    /S/ KRISTAN SPIVEY
Name:    Kristan Spivey
Title:    Authorized Signatory

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

TORONTO DOMINION (NEW YORK) LLC,
as Increasing Lender

By:    /S/ ANNIE DORVAL
Name:    Annie Dorval
Title:    Authorized Signatory

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

BOKF, NA DBA BANK OF OKLAHOMA,
as Increasing Lender

By:    /S/ JOHN KRENGER
Name:    John Krenger
Title:    Vice President

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Increasing Lender

By:    /S/ JUDITH E. SMITH
Name:    Judith E. Smith
Title:    Authorized Signatory

By:    /S/ SZYMON ORDYS
Name:    Szymon Ordys
Title:    Authorized Signatory

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

FIFTH THIRD BANK,
as Increasing Lender

By:    /S/ JUSTIN BELLAMY
Name:    Justin Bellamy
Title:    Director

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

SYNOVUS BANK,
as Increasing Lender

By:    /S/ CUSTIS PROCTER
Name:    Custis Procter
Title:    Corporate Banker

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

IBERIABANK
as Additional Lender

By:    /S/ BLAKELY NORRIS
Name:    Blakely Norris
Title:    Vice President

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

BARCLAYS BANK PLC,
as Exiting Lender

By:    /S/ SYDNEY G. DENNIS
Name:    Sydney G. Dennis
Title:    Director

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

MORGAN STANLEY BANK, N. A.,
as Exiting Lender

By:    /S/ MATTHEW MEYERS
Name:    Matthew Meyers
Title:    Authorized Signatory

[SIGNATURE PAGE]
[EIGHTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

ANNEX I

Name of Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$90,000,000.00	7.200000000%
Bank of America, N.A	$90,000,000.00	7.200000000%
Compass Bank	$90,000,000.00	7.200000000%
JPMorgan Chase Bank	$90,000,000.00	7.200000000%
Regions Bank	$90,000,000.00	7.200000000%
Canadian Imperial Bank of Commerce, New York Branch	$60,000,000.00	4.800000000%
DNB Capital LLC	$60,000,000.00	4.800000000%
Mizuho Bank, Ltd.	$60,000,000.00	4.800000000%
PNC Bank, National Association	$60,000,000.00	4.800000000%
Sumitomo Mitsui Banking Corporation	$60,000,000.00	4.800000000%
U.S. Bank National Association	$60,000,000.00	4.800000000%
ABN Amro Capital USA LLC	$50,000,000.00	4.000000000%
BMO Harris Bank N.A.	$50,000,000.00	4.000000000%
Branch Banking and Trust Company	$50,000,000.00	4.000000000%
Royal Bank of Canada	$50,000,000.00	4.000000000%
Toronto Dominion (New York) LLC	$50,000,000.00	4.000000000%
Credit Suisse AG, Cayman Islands Branch	$50,000,000.00	4.000000000%
BOKF, NA dba Bank of Oklahoma	$35,000,000.00	2.800000000%
Synovus Bank	$35,000,000.00	2.800000000%
Fifth Third Bank	$35,000,000.00	2.800000000%
IBERIABANK	$35,000,000.00	2.800000000%
TOTAL	$1,250,000,000.00	100.000000000%

Annex I to Energen Eighth Amendment to the Credit Agreement